OMB APPROVAL
                                                     OMB Number:       3235-0570
                                                     Expires:  November 30, 2005
                                                     Estimated average burden
                                                     hours per response..... 5.0

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2003 through November 30, 2004


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


item 1.REPORTS TO SHAREOWNERS.


                                  [LOGO]PIONEER
                           ------------------------
                                 INTERNATIONAL
                                     VALUE
                                      FUND


                                     Annual
                                     Report

                                    11/30/04

                                 [LOGO]PIONEER
                                       INVESTMENTS(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                        1
Portfolio Summary                                            2
Performance Update                                           3
Comparing Ongoing Fund Expenses                              7
Portfolio Management Discussion                              9
Schedule of Investments                                     13
Financial Statements                                        21
Notes to Financial Statements                               29
Report of Independent Registered Public Accounting Firm     37
Trustees, Officers and Service Providers                    38
The Pioneer Family of Mutual Funds                          45
Programs and Services for Pioneer Shareowners               46
Retirement Plans from Pioneer                               48

Pioneer International Value Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 11/30/04
--------------------------------------------------------------------------------

Dear Shareowner,
-----------------------------------------------------------------------------
High energy prices, sub-par job creation figures and rising interest rates held back the nation's equity markets for much of the fall. With oil prices hovering around $50 per barrel, consumers faced with high-priced gasoline and hefty heating bills responded by restraining spending. But consumer outlays, which represent the bulk of U.S. economic activity, rebounded in October, and markets rallied once the presidential election was settled. U.S. economic growth in the third quarter was respectable, but below results seen early in the year, as high energy costs acted as an added tax on businesses and households. Meanwhile, the war in Iraq and the specter of terrorism remained on investors' minds. In addition, the weak dollar and the large federal budget deficit were the focus of concern. Overseas, markets have been relatively stable after stumbling early in 2004.

Despite four interest rate hikes by the Federal Reserve Board, returns on corporate bonds, including high-yield sectors, were strong. Longer-term Treasury securities also delivered solid returns. A moderating recovery and an easing of inflationary pressures may convince the Federal Reserve Board to slow the pace of future rate increases. Lower inflation would also mean better real returns for bond holders. On the other hand, continued strong economic growth could trigger further hikes.

Pioneer believes that the economy will expand slowly in 2005. After years of cutting costs and bolstering balance sheets, many corporations are financially stronger than they have been in some time. And although short-term interest rates have risen, they do not seem to be a barrier for companies needing to borrow. Equity valuations now appear somewhat better aligned with earnings prospects than they were a year ago, when prices ran ahead of profit expectations. Therefore, even moderate expansion in corporate profits may drive stock prices higher.

A one-step approach to portfolio allocation

Building and maintaining a long-term portfolio strategy means choosing an appropriate mix of investments, then making adjustments as your goals change. The Pioneer Ibbotson Asset Allocation Series offers three portfolios - moderate, growth and aggressive - each comprising a select group of Pioneer Funds. Ibbotson Associates, a leading authority on investing and asset allocation, diversifies, reallocates and automatically rebalances the portfolios periodically as rates of return on stocks, bonds and other investments vary. Ibbotson's goal is to manage risk while keeping your holdings in line with the Fund's stated goals.

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about each fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your financial advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

Respectfully,

/S/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/04
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Financials 24.7
Consumer Discretionary 12.5%
Industrials 11.9%
Telecommunications 11.1%
Consumer Staples 9.0%
Energy 7.1%
Imformation Technology 6.9%
Health Care 6.4%
Utilities 2.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[GRAPHIC]
Japan 28.6%
United Kingdom 17.6%
France 16.3%
Switzerland 8.0%
Germany 5.4%
Italy 4.7%
Spain 4.2%
Netherlands 3.7%
South Korea 1.6%
Turkey 1.2%
Ireland 1.2%
Australia 1.1%
Brazil 1.0%
Belgiun 1.0%
Russia 1.0%
Sweden 1.0%
Other (individually less then 1%) 2.4%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.     Vodafone Group Plc        2.66%
  2.    Total SA                    2.59
  3.     Japan Tobacco, Inc.        2.30
  4.    Toyota Motor Co.            2.27
  5.     Kajima Corp.               2.13
  6.    BP Amoco Plc                2.01
  7.     UBS AG                     2.01
  8.    East Japan Railway Co.      1.89
  9.     Nidec Corp.                1.80
 10. Credit Saison Co., Ltd. 1.78

*This list excludes money market and derivative investments. The portfolio is actively managed, and current holdings may be different.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/04                            CLASS A SHARES
--------------------------------------------------------------------------------
Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/04   11/30/03
                 $16.76     $13.72


Distributions per Share               Short-Term      Long-Term
(12/1/03 - 11/30/04)      Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

-------------------------------------------
      Average Annual Total Returns
        (As of November 30, 2004)
             Net Asset    Public Offering
Period         Value        Price (POP)
 10 Years      1.32%          0.72%
 5 Years       -4.42          -5.55
 1 Year        22.16          15.11
-------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Class A                     Pioneer            MSCI
                            International      ACWF
Date                        Value Fund        ex_U.S
                                               Index

11/94                           9425            10000
                                9786            10551
11/96                          10902            11838
                               11909            11803
11/398                         10800            13210
                               13475            16333
11/00                          11390            14688
                                8529            12071
11/02                           7605            10781
                                8798            13706
11/04                          10747            17171

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/04                            CLASS B SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/04   11/30/03
                 $15.49     $12.86


Distributions per Share               Short-Term      Long-Term
(12/1/03 - 11/30/04)      Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

  Average Annual Total Returns
    (As of November 30, 2004)
                If          If
Period         Held      Redeemed
 10 Years    0.34%       0.34%
 5 Years    -5.51       -5.70
 1 Year     20.45       16.45

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Class B
                            Pioneer            MSCI
                            International      ACWF
Date                        Value Fund        ex_U.S
                                              Index
"11/94"                        10000            10000
                               10305            10551
"11/96"                        11381            11838
                               12336            11803
"11/98"                        11095            13210
                               13726            16333
"11/00"                        11496            14688
                                8519            12071
"11/02"                         7511            10781
                                8585            13706
"11/04"                        10341            17171

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over six years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


4

[GRAPHIC]

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/04                            CLASS C SHARES

--------------------------------------------------------------------------------
 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/04   11/30/03
                 $15.32     $12.71


Distributions per Share               Short-Term      Long-Term
(12/1/03 - 11/30/04)      Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

       Average Annual Total Returns
        (As of November 30, 2004)
                       If           If
Period                Held       Redeemed
 Life-of-Class
 (1/31/96)           -0.76%        -0.76%
  5 Years            -5.59         -5.59
  1 Year             20.54         20.54

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                 MSCI
                             Pioneer             ACWF
Class C                      International      ex_U.S
                             Value Fund         Index
Date

"1/96"                         10000            10000
"11/96"                        10275            10647
                               11143            10616
"11/98"                        10079            11881
                               12467            14690
"11/00"                        10423            13210
                                7695            10857
"11/02"                         6780             9696
                                7756            12327
"11/04"                         9349            15443


Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front- end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country World Free Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/04                            CLASS R SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/04   11/30/03
                 $16.79     $13.76


Distributions per Share               Short-Term      Long-Term
(12/1/03 - 11/30/04)      Dividends   Capital Gains   Capital Gains
                          $   -       $   -           $   -

 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) All Country World Free Index (ACWF), excluding the U.S.

       Average Annual Total Returns
        (As of November 30, 2004)
                       If           If
Period                Held       Redeemed
 Life-of-Class
(1/31/96)             -0.76%       -0.76%
5 Years               -5.59        -5.59
1 Year                20.54        20.54

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                 MSCI
                               Pioneer           ACWF
Class R                       International      ex_U.S
                              Value Fund         Index
11/94                          10000            10000
                               10329            10551
11/96                          11449            11838
                               12444            11803
11/398                         11229            13210
                               13940            16333
11/00                          11724            14688
                                8735            12071
11/02                           7750            10781
                                8977            13706
11/04                          10953            17171






Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on 4/1/03 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI All Country Free World Index, excluding the United States, is composed of 46 markets: 21 developed and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer International Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:


(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000 Example: an $8,600 account value [ divided by ] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2004 through November 30, 2004.


Share Class                           A            B            C            R
------------------------------- ------------ ------------ ------------ ------------
 Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 6/1/04
 Ending Account Value            $1,127.87    $1,120.88    $1,124.02    $1,126.89
 On 11/30/04
 Expenses Paid During Period*    $   11.65    $   15.75    $   13.08    $   10.75

* Expenses are equal to the Fund's annualized expense ratio of 2.19%, 2.97%, 2.46%, and 2.02%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer International Value Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2004 through November 30, 2004.


Share Class                           A            B            C            R
------------------------------- ------------ ------------ ------------ ------------
 Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 6/1/04
 Ending Account Value            $1,015.05    $1,009.25    $1,009.40    $1,015.35
 On 11/30/04
 Expenses Paid During Period*    $   11.04    $   14.93    $   12.38    $   10.19

* Expenses are equal to the Fund's annualized expense ratio of 2.19%, 2.97%, 2.46%, and 2.02%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/04
--------------------------------------------------------------------------------

International stocks appreciated strongly during the year ended November 30, 2004, despite higher interest rates and rising oil prices. As portfolio manager Christopher Smart explains, the Fund's investments in economically sensitive industries across Japan, Europe and emerging markets were strong contributors to performance.

Q: How did the Fund perform during the 12 months ended November 30?

A: Against a general backdrop of global economic recovery, the Fund's focus on high-quality companies with strong balance sheets, cyclical companies with a broad exposure to the recovery in global demand and select stocks in emerging markets produced strong returns. For the 12 months ended November 30, 2004, the Fund's Class A shares posted a gain of 22.16% at net asset value. The Fund performed quite well against its Lipper peer group of 202 International Large-Cap Core funds, surpassing the average return of 19.02%, in part because of effective stock selection in Japan. However, with the disappointing performance of a few stocks, it lagged the Morgan Stanley Capital International (MSCI) All Country World Free Index, which rose 25.25% for the same period.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

    We've been underweighting technology stocks for some time, out of concern for their valuations and weak demand in developed countries. Nevertheless, despite their limited presence in the portfolio, technology stocks still detracted from the Fund's performance. Nokia (Finland) and Ericsson (Sweden) both suffered from inadequate product lines in an increasingly competitive market for mobile telephones. We saw opportunity in Hitachi Chemical (Japan), which we viewed as a promising, yet undervalued, manufacturer of electronic component materials. Unfortunately, concerns about the semiconductor cycle and weak personal computer sales drove the stock price down during the second half of the fiscal year.

    Outside the technology sector, two holdings domiciled in Switzerland were disappointing. Nestle, the Swiss food giant, declined as the company's sales growth and profitability came in below expectations. We continue to believe that the stock will

Pioneer International Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/04                           (continued)
--------------------------------------------------------------------------------

    recover, as Nestle delivers on its promises to cut operating costs and improve its overall margins. Astra Zeneca's (Switzerland) failure to secure approval for its anti-clotting medicine Exanta hurt expectations for future results, but we remain optimistic that its pipeline of new drugs retains value.

Q: What investments contributed to the Fund's positive performance?

A: We believe the Fund's performance benefited from several factors. First, our investments in Japanese stocks, helped by a recovery in the property market, proved very advantageous despite a retreat in the final months of the fiscal year. Investments in prefabricated housing and construction materials manufacturers Sekisui Chemical and Daiwa House rose considerably during the reporting period. Also, while consumer spending stalled over the summer months, quality retail chains like RYOHIN KEIKAKU and clothing chain Fast Retailing enjoyed strong growth in operating profits.

    Secondly, the Fund held solid European companies with effective management and strong balance sheets. Many of these holdings had been unnecessarily punished by investors earlier in the calendar year, but recovered nicely during the final months of the reporting period. Sanofi-Aventis, the world's largest pharmaceutical firm following the merger of the two French giants, began trading at extremely low valuations as investors doubted the firm's ability to generate enough cash to repay the debt amassed as a result of the transaction. As the market's skepticism dissipated, the stock turned in a strong performance.

    Some of the Fund's European cyclical stocks, which had lagged the market earlier this year, also posted gains. For instance, E.on (Germany), an electric utility company, appreciated sharply, as investors gained confidence in management's ability to sell non-core assets in real estate and the chemicals industry and boost its dividend pay-out ratio. The Spanish construction and engineering firm ACS benefited from strong growth in revenues from road, infrastructure and building contracts mainly in Spain, where economic expansion and European Union financing have supported a construction boom. Belgacom, the Belgian telephone company, which posted lackluster performance following its initial listing in March, recovered handsomely in the fall.

Pioneer International Value Fund

    European oil producers have benefited from soaring petroleum prices. High global oil prices have given management at Total (France) the opportunity to broaden its ambitions for new exploration and expansion of downstream businesses. Rising cash flows should also lead to higher dividend payouts. For ENI (Italy), high oil and gas prices have boosted potential for further exploration and production growth, even as the company reduces its debt burden and prepares to buy back shares.

Q: What can you tell us about the Fund's investments in Emerging Markets?

A: Some limited but key investments in Emerging Markets helped the Fund's performance considerably. Last spring, Emerging Markets were negatively affected by fears of global inflation and the Federal Reserve Board's tighter monetary policy. We thought that the Fed's interest rate increases would be gradual and that the ensuing fall in stock prices in these markets was overblown.

    Three new holdings exemplify our strategy in emerging markets. In Latin America, we think Brazil is looking more solid. For the first time in more than a decade, real wages are rising after weathering the effects of currency devaluation and inflation. We think there is a lot of pent up consumer demand, which has begun to recover nicely. Consequently, we added Uniao de Bancos Brasileiros SA, Brazil's third largest bank, to the portfolio during the reporting period. We believe this bank will profit from a continued acceleration of consumer spending and growth in its credit card business and consumer lending. In Turkey, Koc Holdings rose nearly 30% during the recent quarter, as Turkey's entry into the European union took one small step closer to reality. Mobile operator Turkcell has increased its customer base by more than 22% over the last year. Furthermore, subscribers continue to increase minutes of usage and monthly spending on mobile service.

    While we will only make limited investments in these more volatile emerging markets, we believe their low valuations and superior growth potential provide important opportunities for the Fund.

Pioneer International Value Fund
PORTFOLIO MANAGEMENT DISCUSSION 11/30/04                           (continued)

Q: What is your outlook in the months ahead?

A: Amid all the global concerns from Iraq to China, we continue to find good investment opportunities for the Fund. Barring any unforeseen events that could severely hamper the European recovery, the valuations of most stocks remain extremely attractive compared to the United States, and the earnings growth potential is good.

    We are also optimistic about prospects for a Japanese recovery, as land prices appreciate and consumers begin to spend again. In key emerging markets, like Turkey and Brazil, we think we'll continue to find investment opportunities, where falling inflation and interest rates have released powerful forces of domestic demand.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04
--------------------------------------------------------------------------------

Shares                                                                     Value
              PREFERRED STOCKS - 0.5% Telecommunication Services - 0.5%
              Integrated Telecommunication Services - 0.5%
  46,400      Tele Norte Leste Participacoes (A.D.R.) (c)            $   709,920
                                                                    ------------
              Total Telecommunication Services                      $    709,920
                                                                    ------------
              TOTAL PREFERRED STOCKS
              (Cost $559,691)                                       $    709,920
                                                                    ------------
              COMMON STOCKS - 97.6%
              Energy - 7.0%
              Integrated Oil & Gas - 3.6%
 284,660      BP Amoco Plc                                          $  2,905,862
  99,900      Eni S.p.A.                                               2,454,327
                                                                    ------------
                                                                    $  5,360,189
                                                                    ------------
              Oil & Gas Refining Marketing & Transportation - 3.4%
  49,400      Repsol SA                                             $  1,204,048
  17,000      Total SA                                                 3,724,681
                                                                    ------------
                                                                    $  4,928,729
                                                                    ------------
              Total Energy                                          $ 10,288,918
                                                                    ------------
              Materials - 8.1%
              Commodity Chemicals - 1.2%
  26,900      BASF India, Ltd.                                      $  1,809,717
                                                                    ------------
              Construction Materials - 2.5%
  33,670      CRH Plc                                               $    853,798
  34,700      Italcementi S.p.A. (c)                                     524,490
   9,000      Lafarge BR                                                 845,180
  11,200      Vinci SA (c)                                             1,386,504
                                                                    ------------
                                                                    $  3,609,972
                                                                    ------------
              Diversified Metals & Mining - 2.0%
  21,900      Freeport-McMoRan Copper & Gold, Inc. (Class B)        $    856,947
  12,000      Norilsk Nickel                                             694,500
  30,530      Rio Tinto Plc                                              891,564
  12,500      Sandvik AB                                                 506,177
                                                                    ------------
                                                                    $  2,949,188
                                                                    ------------
              Industrial Gasses - 1.3%
 353,000      Taiyo Nippon Sanso Corp.                              $  1,958,232
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              13

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                      Value
                 Steel - 1.1%
    131,870      Broken Hill Proprietary Co., Ltd.                    $  1,560,441
                                                                      ------------
                 Total Materials                                      $ 11,887,550
                                                                      ------------
                 Capital Goods - 9.0%
                 Aerospace & Defense - 0.3%
     15,600      European Aeronautic Defence (c)                      $    471,530
                                                                      ------------
                 Construction & Engineering - 4.2%
     65,316      ACS, Actividades de Construccion y Servicios, SA     $  1,371,595
     23,354      Compagnie de Saint Gobain                               1,330,565
    709,000      Kajima Corp.                                            3,067,546
      2,700      Technip                                                   453,983
                                                                      ------------
                                                                      $  6,223,689
                                                                      ------------
                 Electrical Components & Equipment - 1.7%
    314,000      Mitsubishi Electric Corp.                            $  1,537,256
     13,800      Schneider Electric SA                                     958,077
                                                                      ------------
                                                                      $  2,495,333
                                                                      ------------
                 Industrial Conglomerates - 0.5%
124,735,300      KOC Holding AS                                       $    684,544
                                                                      ------------
                 Industrial Machinery - 2.3%
    209,300      OSG Corp. (c)                                        $  2,421,975
     21,400      Atlas Copco AB                                            942,986
                                                                      ------------
                                                                      $  3,364,961
                                                                      ------------
                 Total Capital Goods                                  $ 13,240,057
                                                                      ------------
                 Commercial Services & Supplies - 0.8%
                 Diversified Commercial Services - 0.8%
     45,300      TNT Post Group NV                                    $  1,188,451
                                                                      ------------
                 Total Commercial Services & Supplies                 $  1,188,451
                                                                      ------------
                 Transportation - 1.8%
                 Railroads - 1.8%
        495      East Japan Railway Co.                               $  2,717,391
                                                                      ------------
                 Total Transportation                                 $  2,717,391
                                                                      ------------
                 Automobiles & Components - 3.0%
                 Auto Parts & Equipment - 0.4%
      8,600      Compagnie Generale des Etablissements Michelin       $    496,879
                                                                      ------------

   The accompanying notes are an integral part of these financial statements.
14

Pioneer International Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                            Value
              Automobile Manufacturers - 2.6%
  14,400      Bayerische Motoren Werke AG                   $    608,052
  87,300      Toyota Motor Co.                                 3,263,961
                                                            ------------
                                                            $  3,872,013
                                                            ------------
              Total Automobiles & Components                $  4,368,892
                                                            ------------
              Consumer Durables & Apparel - 0.5%
              Apparel, Accessories & Luxury Goods - 0.5%
   4,600      Adidas-Salomon AG                             $    720,460
                                                            ------------
              Total Consumer Durables & Apparel             $    720,460
                                                            ------------
              Hotels, Restaurants & Leisure - 2.8%
              Casinos & Gaming - 1.7%
  46,500      Sega Sammy Holding, Inc.* (c)                 $  2,461,154
                                                            ------------
              Restaurants - 1.1%
 129,000      Compass Group Plc                             $    569,638
  68,800      GUS Plc                                          1,149,318
                                                            ------------
                                                            $  1,718,956
                                                            ------------
              Total Hotels, Restaurants & Leisure           $  4,180,110
                                                            ------------
              Media - 1.7%
              Advertising - 0.4%
  17,200      Publicis SA                                   $    568,347
                                                            ------------
              Publishing - 1.3%
  63,100      Reed Elsevier Plc                             $    578,617
  47,000      Vivendi Universal*                               1,381,469
                                                            ------------
                                                            $  1,960,086
                                                            ------------
              Total Media                                   $  2,528,433
                                                            ------------
              Retailing - 3.2%
              Distributors - 1.7%
 193,000      Mitsubishi Corp.                              $  2,437,358
                                                            ------------
              General Merchandise Stores - 1.5%
  45,300      RYOHIN KEIKAKU Co., Ltd.                      $  2,245,208
                                                            ------------
              Total Retailing                               $  4,682,566
                                                            ------------
              Food & Drug Retailing - 5.1%
              Drug Retail - 0.7%
  82,100      Boots Co. Plc                                 $    988,954
                                                            ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              15

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                   (continued)
--------------------------------------------------------------------------------

Shares                                                          Value
              Food Retail - 4.4%
  39,400      Ito Yokado, Ltd.                           $  1,557,190
  41,466      Koninklijke Ahold NV (144A)*                    305,392
   9,560      Nestle SA (Registered Shares)                 2,456,177
 369,200      Tesco Plc                                     2,131,259
                                                         ------------
                                                         $  6,450,018
                                                         ------------
              Total Food & Drug Retailing                $  7,438,972
                                                         ------------
              Food, Beverage & Tobacco - 3.3%
              Tobacco - 3.3%
  90,260      British American Tobacco Plc               $  1,516,872
     350      Japan Tobacco, Inc.                           3,312,995
                                                         ------------
                                                         $  4,829,867
                                                         ------------
              Total Food, Beverage & Tobacco             $  4,829,867
                                                         ------------
              Household & Personal Products - 1.5%
              Household Products - 1.5%
 162,000      Shiseido Co., Ltd. (c)                     $  2,229,346
                                                         ------------
              Total Household & Personal Products        $  2,229,346
                                                         ------------
              Health Care Equipment & Services - 0.6%
              Health Care Supplies - 0.6%
   4,500      Nobel Biocare Holding AG                   $    808,977
                                                         ------------
              Total Health Care Equipment & Services     $    808,977
                                                         ------------
              Pharmaceuticals & Biotechnology - 5.8%
              Pharmaceuticals - 5.8%
  52,460      AstraZeneca Plc                            $  2,064,158
  48,410      GlaxoSmithKline Plc                           1,019,115
  17,900      Novartis                                        858,186
  19,063      Roche Holdings AG                             2,009,102
  24,100      Sanofi-Aventis                                1,817,091
   9,770      Schering AG                                     694,466
                                                         ------------
                                                         $  8,462,118
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $  8,462,118
                                                         ------------
              Banks - 12.5%
              Diversified Banks - 11.1%
  42,200      Allied Irish Banks Plc                     $    818,883
 283,800      Banca Intesa S.p.A                            1,255,968
 103,800      Banco Bilbao Vizcaya Argentaria, SA           1,704,585
  92,400      Barclays Plc                                    951,340

   The accompanying notes are an integral part of these financial statements.
16

Pioneer International Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                                  Value
              Diversified Banks - (continued)
  28,130      BNP Paribas SA                                     $  1,954,752
  53,836      Credit Agricole SA (c)                                1,596,666
  41,347      CS Group                                              1,614,878
 103,000      Development Bank of Singapore, Ltd.                     992,134
  96,900      HSBC Holding Plc                                      1,648,182
  22,800      Kookmin Bank (A.D.R.) (c)*                              854,088
  70,330      Royal Bank of Scotland Group Plc                      2,164,461
  28,100      Uniao de Bancos Brasileiros SA (G.D.R.) (144A)          785,957
                                                                 ------------
                                                                 $ 16,341,894
                                                                 ------------
              Regional Banks - 1.4%
 327,000      The Bank of Fukuoka, Ltd. (c)                      $  2,071,143
                                                                 ------------
              Total Banks                                        $ 18,413,037
                                                                 ------------
              Diversified Financials - 7.9%
              Consumer Finance - 1.7%
  76,400      Credit Saison Co., Ltd.                            $  2,567,395
                                                                 ------------
              Diversified Financial Services - 5.4%
  22,200      Collins Stewart Tullett Plc                        $    158,228
  69,770      ING Groep NV                                          1,925,198
  16,100      Lagardere SCA                                         1,149,020
  18,981      Societe Generale                                      1,832,291
  35,906      UBS AG                                                2,900,791
                                                                 ------------
                                                                 $  7,965,528
                                                                 ------------
              Specialized Finance - 0.8%
  19,100      Deutsche Boerse AG                                 $  1,130,525
                                                                 ------------
              Total Diversified Financials                       $ 11,663,448
                                                                 ------------
              Insurance - 2.2%
              Life & Health Insurance - 0.5%
  25,900      Assicurazioni Generali                             $    797,498
                                                                 ------------
              Multi-Line Insurance - 1.7%
  64,900      AXA                                                $  1,521,867
   6,150      Zurich Financial Services                               949,536
                                                                 ------------
                                                                 $  2,471,403
                                                                 ------------
              Total Insurance                                    $  3,268,901
                                                                 ------------

   The accompanying notes are an integral part of these financial statements.
                                                                              17

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
              Real Estate - 1.6%
              Real Estate Management & Development - 1.6%
198,000       Mitsui Fudosan Co.                                  $  2,307,084
                                                                  ------------
              Total Real Estate                                   $  2,307,084
                                                                  ------------
              Software & Services - 0.3%
              IT Consulting & Other Services - 0.3%
  7,400       Atos Origin*                                        $    490,799
                                                                  ------------
              Total Software & Services                           $    490,799
                                                                  ------------
              Technology Hardware & Equipment - 5.5%
              Semiconductors - 0.9%
 53,500       Philips Electronics NV                              $  1,382,147
                                                                  ------------
              Computer Hardware - 0.4%
201,400       Dixons Group Plc                                    $    559,323
                                                                  ------------
              Electronic Equipment & Instruments - 4.2%
 22,100       Nidec Corp.                                         $  2,594,142
 13,850       Siemens                                                1,108,708
579,900       Toshiba Corp. (c)                                      2,455,766
                                                                  ------------
                                                                  $  6,158,616
                                                                  ------------
              Total Technology Hardware & Equipment               $  8,100,086
                                                                  ------------
              Semiconductors - 0.9%
  1,610       Samsung Electronics                                 $    665,623
 89,700       Taiwan Semiconductor Manufacturing Co. (A.D.R.)          714,909
                                                                  ------------
                                                                  $  1,380,532
                                                                  ------------
              Total Semiconductors                                $  1,380,532
                                                                  ------------
              Telecommunication Services - 10.4%
              Alternate Carriers - 1.3%
 63,000       France Telecommunications                           $  1,977,741
                                                                  ------------
              Integrated Telecommunication Services - 4.7%
 37,200       Belgacom SA*                                        $  1,483,464
 89,620       British Sky Broadcasting Plc                             949,143
 98,700       Mahanagar Telephone Nigam, Ltd.                          863,625
266,590       Telecom Italia S.p.A.                                  1,027,392
100,470       Telecom Italia Mobile S.p.A.                             666,224
105,280       Telefonica SA                                          1,847,682
                                                                  ------------
                                                                  $  6,837,530
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.
18

Pioneer International Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Shares                                                                         Value
                    Wireless Telecommunication Services - 4.4%
     5,600          Mobile Telesystems                                  $    776,776
    36,100          SK Telecom Co., Ltd. (c)                                 812,611
    68,718          Turkcell Iletism Hizmet (A.D.R.) (c)                   1,082,309
 1,412,307          Vodafone Group Plc                                     3,836,655
                                                                        ------------
                                                                        $  6,508,351
                                                                        ------------
                    Total Telecommunication Services                    $ 15,323,622
                                                                        ------------
                    Utilities - 2.1%
                    Electric Utilities - 2.1%
    20,160          E.On AG                                             $  1,696,688
   145,400          National Grid Transco Plc                              1,324,238
                                                                        ------------
                                                                        $  3,020,926
                                                                        ------------
                    Total Utilities                                     $  3,020,926
                                                                        ------------
                    TOTAL COMMON STOCKS
                    (Cost $113,532,557)                                 $143,540,543
                                                                        ------------
    Principal
      Amount
                    TEMPORARY CASH INVESTMENTS - 13.4%
                    Repurchase Agreement - 2.2%
$3,200,000          UBS Warburg, Inc., 1.87%, dated 11/30/04,
                    repurchase price of $3,200,000 plus accrued
                    interest on 12/1/04 collateralized by $3,290,000
                    U.S. Treasury Bill, 2.26%, 4/7/05                   $  3,200,000
                                                                        ------------
                    Time Deposits - 11.2%
   223,965          HSBC Plc                                            $    223,965
 4,728,150          Royal Bank of Canada                                   4,728,150
11,588,816          Westdeutsche Landesbank Girozentrale                  11,588,816
                                                                        ------------
                                                                        $ 16,540,931
                                                                        ------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $19,740,931)                                  $ 19,740,931
                                                                        ------------
                    TOTAL INVESTMENTS IN SECURITIES - 111.5%
                    (Cost $133,833,179) (a) (b)                         $163,991,394
                                                                        ------------
                    OTHER ASSETS AND LIABILITIES - (11.5)%              $(16,965,124)
                                                                        ------------
                    TOTAL NET ASSETS - 100.0%                           $147,026,270
                                                                        ============

(A.D.R.) American Depositary Receipt
(G.D.R.) Global Depositary Receipt
*        Non-Income producing security

   The accompanying notes are an integral part of these financial statements.
                                                                              19

Pioneer International Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/04                                   (continued)
--------------------------------------------------------------------------------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2004, the value of these securities amounted to $1,091,349 or 0.7% of net assets.

(a) Distributions of investments by country of issue, as percentage of total equity holdings (excluding temporary cash investments) is as follows:

       Japan                                     28.6%
       United Kingdom                            17.6
       France                                    16.3
       Switzerland                                8.0
       Germany                                    5.4
       Italy                                      4.7
       Spain                                      4.2
       Netherlands                                3.7
       South Korea                                1.6
       Turkey                                     1.2
       Ireland                                    1.2
       Australia                                  1.1
       Brazil                                     1.0
       Belgium                                    1.0
       Russia                                     1.0
       Sweden                                     1.0
       Other (individually less than 1%)          2.4
                                                 ----
                                                100.0%
                                                =====

(b) At November 30, 2004, the net unrealized gain on investments based on cost for federal income tax purposes of $133,899,050 was as follows:


       Aggregate gross unrealized gain for all investments in which there is
       an excess of value over tax cost                                          $30,401,635
       Aggregate gross unrealized loss for all investments in which there is
       an excess of tax cost over value                                            (309,291)
                                                                                 -----------
       Net unrealized gain                                                       $30,092,344
                                                                                 ===========

(c) At November 30, 2004, the following securities were out on loan:

                                                            Market
  Shares                   Description                       Value
---------   -----------------------------------------   --------------
310,000     The Bank of Fukuoka, Ltd.*                  $ 1,963,469
 51,100     Credit Agricole SA                            1,515,521
 14,000     European Aeronautic Defence                     423,168
 28,583     Italcementi S.p.A.                              432,034
 21,660     Kookmin Bank (A.D.R.)*                          811,384
160,600     OSG Corp.                                     1,858,429
 44,100     Sega Sammy Holding, Inc.*                     2,334,126
154,000     Shiseido Co., Ltd.                            2,119,254
 34,295     SK Telecom Co., Ltd.                            771,980
 44,080     Tele Norte Leste Participacoes (A.D.R.)         674,424
277,000     Toshiba Corp.*                                1,173,042
 65,282     Turkcell Iletism Hizmet (A.D.R.)              1,028,192
  4,800     Vinci SA                                        594,216
                                                        -----------
            Total                                       $15,699,239
                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2004 aggregated $161,929,014 and $169,817,650 , respectively.


   The accompanying notes are an integral part of these financial statements.
20

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 11/30/04
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
   ($15,699,239) (cost $133,833,179)                                   $163,991,394
  Cash                                                                      424,087
  Foreign currencies, at value (cost $321,857)                              322,075
  Receivables -
   Fund shares sold                                                          31,938
   Dividends, interest and foreign taxes withheld                           251,826
                                                                      -------------
     Total assets                                                      $165,021,320
                                                                      -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                     $    960,713
   Fund shares repurchased                                                  110,554
   Upon return of securities loaned                                      16,540,931
   Forward foreign currency settlement contracts, net                         3,367
  Due to affiliates                                                         255,555
  Accrued expenses                                                          123,930
                                                                      -------------
     Total liabilities                                                 $ 17,995,050
                                                                      -------------
NET ASSETS:
  Paid-in capital                                                      $212,106,145
  Accumulated net investment loss                                           (11,067)
  Accumulated net realized loss on investments and foreign
   currency transactions                                                (95,230,339)
  Net unrealized gain on investments                                     30,158,215
  Net unrealized gain on forward foreign currency contracts and
   other assets and liabilities denominated in foreign currencies             3,316
                                                                      -------------
     Total net assets                                                  $147,026,270
                                                                      =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $125,880,181/7,512,273 shares)                     $      16.76
                                                                      =============
  Class B (based on $14,051,450/907,050 shares)                        $      15.49
                                                                      =============
  Class C (based on $6,872,038/448,586 shares)                         $      15.32
                                                                      =============
  Class R (based on $222,601/13,257 shares)                            $      16.79
                                                                      =============
MAXIMUM OFFERING PRICE:
  Class A ($16.76 \d 94.25%)                                           $      17.78
                                                                      =============

   The accompanying notes are an integral part of these financial statements.
                                                                              21

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/04

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $374,273)          $ 2,678,085
  Interest                                                            23,913
  Income from securities loaned, net                                 104,532
                                                                 -----------
     Total investment income                                                       $ 2,806,530
                                                                                   -----------
EXPENSES:
  Management fees                                                $ 1,335,147
  Transfer agent fees and expenses
   Class A                                                           621,655
   Class B                                                           127,305
   Class C                                                            49,995
   Class R                                                               396
  Distribution reimbursements
   Class A                                                           286,439
   Class B                                                           134,047
   Class C                                                            53,683
   Class R                                                               831
  Administrative fees                                                 45,781
  Custodian fees                                                      60,916
  Registration fees                                                   66,163
  Professional fees                                                   68,858
  Fees and expenses of nonaffiliated trustees                          4,139
  Miscellaneous                                                       15,611
                                                                 -----------
     Total expenses                                                                $ 2,870,966
     Less fees paid indirectly and expenses reimbursed                                (192,662)
                                                                                   -----------
     Net expenses                                                                  $ 2,678,304
                                                                                   -----------
      Net investment income                                                        $   128,226
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments (net of foreign capital gains taxes
     of $27,674)                                                 $15,687,366
   Forward foreign currency contracts and other
     assets and liabilities denominated in foreign
     currencies                                                     (262,074)      $15,425,292
                                                                 -----------       -----------
  Change in net unrealized gain (loss) on:
   Investments                                                   $11,099,402
   Forward foreign currency contracts and other
     assets and liabilities denominated in foreign
     currencies                                                      (26,817)      $11,072,585
                                                                 -----------       -----------
  Net gain on investments and foreign currency transactions                        $26,497,877
                                                                                   -----------
  Net increase in net assets resulting from operations                             $26,626,103
                                                                                   ===========

   The accompanying notes are an integral part of these financial statements.
22

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/04 and 11/30/03, respectively

                                                            Year Ended        Year Ended
                                                             11/30/04           12/30/03
FROM OPERATIONS:
  Net investment income gain (loss)                      $    128,226       $   (110,104)
  Net realized gain (loss) on investments and foreign
   currency transactions                                   15,425,292         (5,747,053)
  Change in net unrealized gain (loss) on investments
   and foreign currency transactions                       11,072,585         23,718,133
                                                         ------------       ------------
     Net increase in net assets resulting from
      operations                                         $ 26,626,103       $ 17,860,976
                                                         ------------       ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                       $ 24,822,319       $128,880,199
  Cost of shares repurchased                              (30,340,074)      (141,830,252)
                                                         ------------       ------------
     Net decrease in net assets resulting from
      Fund share transactions                            $ (5,517,755)      $(12,950,053)
                                                         ------------       ------------
     Net increase in net assets                          $ 21,108,348       $  4,910,923
NET ASSETS:
  Beginning of year                                       125,917,922        121,006,999
                                                         ------------       ------------
  End of year (including accumulated net investment
   loss of $(11,067) and $0, respectively)               $147,026,270       $125,917,922
                                                         ============       ============


   The accompanying notes are an integral part of these financial statements.

Pioneer International Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Years Ended 11/30/04 and 11/30/03, respectively

                                  '04 Shares        '04 Amount         '03 Shares        '03 Amount
CLASS A
Shares sold                        1,076,022      $  16,341,306         10,552,727    $  119,785,188
Less shares repurchased           (1,382,172)       (20,743,376)       (11,190,697)     (128,388,401)
                                  ----------      -------------        -----------    --------------
   Net decrease                     (306,150)     $  (4,402,070)          (637,970)   $   (8,603,213)
                                  ==========      =============        ===========    ==============
CLASS B
Shares sold                          259,495      $   3,724,112            147,027    $    1,642,779
Less shares repurchased             (451,958)        (6,381,923)          (545,895)       (6,067,930)
                                  ----------      -------------        -----------    --------------
   Net decrease                     (192,463)     $  (2,657,811)          (398,868)   $   (4,425,151)
                                  ==========      =============        ===========    ==============
CLASS C
Shares sold                          335,484      $   4,670,796            662,421    $    7,338,837
Less shares repurchased             (233,354)        (3,201,303)          (663,260)       (7,373,577)
                                  ----------      -------------        -----------    --------------
   Net increase (decrease)           102,130      $   1,469,493               (839)   $      (34,740)
                                  ==========      =============        ===========    ==============
CLASS R*
Shares sold                            5,705      $      86,105              8,486    $      113,395
Less shares repurchased                 (907)           (13,472)               (27)             (344)
                                  ----------      -------------        -----------    --------------
   Net increase                        4,798      $      72,633              8,459    $      113,051
                                  ==========      =============        ===========    ==============

* Class R shares were first publicly offered on April 1, 2003.

   The accompanying notes are an integral part of these financial statements.
24

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                        Pioneer International Value Fund
                                                                Year Ended   Year Ended
CLASS A                                                          11/30/04     11/30/03
Net asset value, beginning of period                             $  13.72     $  11.86
                                                                 --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.04     $   0.01
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                      3.00         1.85
                                                                 --------     --------
   Net increase (decrease) from investment operations            $   3.04     $   1.86
Distributions to shareowners:
 Net investment income                                                  -            -
                                                                 --------     --------
Net increase (decrease) in net asset value                       $   3.04     $   1.86
                                                                 --------     --------
Net asset value, end of period                                   $  16.76     $  13.72
                                                                 ========     ========
Total return*                                                       22.16%       15.68%
Ratio of net expenses to average net assets+                         1.82%        2.36%
Ratio of net investment income (loss) to average net assets+         0.28%        0.08%
Portfolio turnover rate                                               122%         101%
Net assets, end of period (in thousands)                         $125,880     $107,260
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        1.99%        2.35%
 Net investment income (loss)                                        0.11%        0.09%


   The accompanying notes are an integral part of these financial statements.
                              FINANCIAL HIGHLIGHTS
                        Pioneer International Value Fund
                                                                 Year Ended    Year Ended    Year Ended
CLASS A                                                           11/30/02      11/30/01      11/30/00
Net asset value, beginning of period                             $  13.30      $  17.87      $  21.14
                                                                 --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  (0.01)     $  (0.06)     $   0.00(a)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                     (1.43)        (4.40)        (3.27)
                                                                 --------      --------      --------
   Net increase (decrease) from investment operations            $  (1.44)     $  (4.46)     $  (3.27)
Distributions to shareowners:
 Net investment income                                                  -         (0.11)            -
                                                                 --------      --------      --------
Net increase (decrease) in net asset value                       $  (1.44)     $  (4.57)     $  (3.27)
                                                                 --------      --------      --------
Net asset value, end of period                                   $  11.86      $  13.30      $  17.87
                                                                 ========      ========      ========
Total return*                                                      (10.83)%      (25.12)%      (15.47)%
Ratio of net expenses to average net assets+                         2.18%         2.00%         1.71%
Ratio of net investment income (loss) to average net assets+        (0.15)%       (0.42)%       (0.45)%
Portfolio turnover rate                                                34%           31%           46%
Net assets, end of period (in thousands)                         $100,287      $123,854      $194,304
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        2.17%         1.99%         1.69%
 Net investment income (loss)                                       (0.14)%       (0.41)%       (0.43)%

(a) Amount rounds to less than one cent per share.
 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                        Pioneer International Value Fund
                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                        11/30/04     11/30/03     11/30/02     11/30/01     11/30/00
Net asset value, beginning of period                           $ 12.86      $ 11.25      $  12.76     $  17.22     $  20.56
                                                               -------      -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.15)     $ (0.15)     $  (0.62)    $  (0.28)    $  (0.28)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   2.78         1.76         (0.89)       (4.18)       (3.06)
                                                               -------      -------      --------     --------     --------
   Net increase (decrease) from investment operations          $  2.63      $  1.61      $  (1.51)    $  (4.46)    $  (3.34)
                                                               -------      -------      --------     --------     --------
Net increase (decrease) in net asset value                     $  2.63      $  1.61      $  (1.51)    $  (4.46)    $  (3.34)
                                                               -------      -------      --------     --------     --------
Net asset value, end of period                                 $ 15.49      $ 12.86      $  11.25     $  12.76     $  17.22
                                                               =======      =======      ========     ========     ========
Total return*                                                    20.45%       14.31%       (11.83)%     (25.90)%     (16.24)%
Ratio of net expenses to average net assets+                      3.15%        3.55%         3.13%        2.98%        2.61%
Ratio of net investment loss to average net assets+              (1.04)%      (1.12)%       (1.08)%      (1.41)%      (1.33)%
Portfolio turnover rate                                            122%         101%           34%          31%          46%
Net assets, end of period (in thousands)                       $14,051      $14,138      $ 16,861     $ 24,841     $ 42,380
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     3.14%        3.54%         3.12%        2.97%        2.59%
 Net investment loss                                             (1.03)%      (1.11)%       (1.07)%      (1.40)%      (1.31)%

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                        Pioneer International Value Fund
                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                        11/30/04    11/30/03     11/30/02     11/30/01     11/30/00
Net asset value, beginning of period                           $ 12.71     $ 11.11      $  12.61     $  17.08     $  20.43
                                                               -------     -------      --------     --------     --------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.12)    $ (0.11)     $  (0.53)    $  (0.22)    $  (0.37)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   2.73        1.71         (0.97)       (4.25)       (2.98)
                                                               -------     -------      --------     --------     --------
   Net increase (decrease) from investment operations          $  2.61     $  1.60      $  (1.50)    $  (4.47)    $  (3.35)
                                                               -------     -------      --------     --------     --------
Net increase (decrease) in net asset value                     $  2.61     $  1.60      $  (1.50)    $  (4.47)    $  (3.35)
                                                               -------     -------      --------     --------     --------
Net asset value, end of period                                 $ 15.32     $ 12.71      $  11.11     $  12.61     $  17.08
                                                               =======     =======      ========     ========     ========
Total return*                                                    20.54%      14.40%       (11.90)%     (26.17)%     (16.40)%
Ratio of net expenses to average net assets+                      3.12%       3.41%         3.32%        3.33%        2.87%
Ratio of net investment loss to average net assets+              (1.00)%     (0.96)%       (1.21)%      (1.78)%      (1.61)%
Portfolio turnover rate                                            122%        101%           34%          31%          46%
Net assets, end of period (in thousands)                       $ 6,872     $ 4,403      $  3,859     $  4,062     $  5,085
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     3.12%       3.40%         3.31%        3.25%        2.82%
 Net investment loss                                             (1.00)%     (0.96)%       (1.20)%      (1.70)%      (1.56)%

 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 + Ratios with no reduction for fees paid indirectly.

Pioneer International Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  4/1/03 (a)
                                                                  Year Ended          to
                                                                   11/30/04        11/30/03
CLASS R
Net asset value, beginning of period                               $  13.76       $ 10.54
                                                                   --------       -------
Increase from investment operations:
  Net investment income                                            $   0.02       $  0.02
  Net realized and unrealized gain on investments and foreign
   currency transactions                                               3.01          3.20
                                                                   --------       -------
     Net increase from investment operations                       $   3.03       $  3.22
                                                                   --------       -------
Net increase in net asset value                                    $   3.03       $  3.22
                                                                   --------       -------
Net asset value, end of period                                     $  16.79       $ 13.76
                                                                   ========       =======
Total return*                                                         22.02%        30.55%
Ratio of net expenses to average net assets+                           1.93%         2.23%**
Ratio of net investment income to average net assets+                  0.17%         3.87%**
Portfolio turnover rate                                                 122%          101%
Net assets, end of period (in thousands)                           $    223       $   116
Ratios with reduction for fees paid indirectly:
  Net expenses                                                         1.93%         2.23%**
  Net investment income                                                0.17%         3.87%**

(a) Class R shares were first publically offered on April 1, 2003. * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
28

Pioneer International Value Fund
NOTES TO FINANCIAL STATEMENTS 11/30/04

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class R shares were first publicly offered on April 1, 2003. Shares of Class A, Class B, Class C and Class R each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                             (continued)
--------------------------------------------------------------------------------

    markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes and are reported net of foreign taxes on capital gains at the applicable country rates.

    The Fund's investments in emerging markets or countries with limited or developing markets, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.


B. Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the

Pioneer International Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2004, the Fund paid $27,674 in such taxes.

    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                             (continued)
--------------------------------------------------------------------------------

    carryforward (if applicable) and other such factors. As of November 30, 2004, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 2004, the Fund had no reserve related to taxes on the repatriation of foreign currencies.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At November 30, 2004, the Fund had a net capital loss carryforward of $95,164,468, which $20,456,263 will expire in 2007, $39,961,422 will expire in 2009, $21,765,862 will expire in 2010 and $12,980,921 will expire in 2011 if not utilized.

    The Fund has elected to defer approximately $14,434 of currency losses recognized between November 1, 2004 and November 30, 2004 to its fiscal year ending November 30, 2005.

    There were no distributions paid by the Fund during the years ended November 30, 2004 and 2003, respectively.

    The following shows the components of accumulated losses on a federal income tax basis at November 30, 2004.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                2004
                                          ----------------
  Undistributed ordinary income           $          -
  Capital loss carryforward                (95,164,468)
  Post October loss deferred                   (14,434)
  Unrealized appreciation                   30,099,027
                                          ------------
    Total                                 $(65,079,875)
                                          ============


    The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

Pioneer International Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    At November 30, 2004, the Fund has reclassified $139,293 to increase undistributed net investment loss, $150,455 to decrease paid-in capital and $289,748 to decrease accumulated net realized loss on investments and foreign currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E. Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $16,386 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2004.

F. Class Allocations

    Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class R shares can bear different transfer agent and distribution fees.

G. Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                             (continued)
--------------------------------------------------------------------------------

    form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in Time Deposits, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

H. Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2004, $131,392 was payable to PIM related to management fees, administrative fees and certain other expenses, and is included in due to affiliates.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the

Pioneer International Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Fund at negotiated rates. Included in due to affiliates is $78,480 in transfer agent fees payable to PIMSS at November 30, 2004. PIMSS voluntarily reimbursed $187,619 in transfer agent expenses for the year ended November 30, 2004.

4. Distribution and Service Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $45,683 in distribution fees payable to PFD at November 30, 2004. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (12 months for shares purchased prior to February 1, 2004) . Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the

Pioneer International Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/04                             (continued)
--------------------------------------------------------------------------------

CDSCs are paid to PFD. For the year ended November 30, 2004, CDSCs in the amount of $19,216 were paid to PFD.

The Fund charges a 2.0% redemption fee on Class A, Class B and Class C shares sold within 30 days of purchase. For Class A shares this fee became effective November 1, 2003, while for Class B and Class C shares, this fee became effective July 1, 2004. The fee does not apply to certain types of transactions as described in the Fund's prospectus. For the year ended November 30, 2004, the Fund collected $1,101 in redemption fees, which are included in the Fund's capital account.

5. Expense Offset Arrangements
The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2004, the Fund's expenses were reduced by $5,043 under such arrangements.

6. Forward Foreign Currency Contracts
During the year ended November 30, 2004, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At November 30, 2004, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $638,739 and $642,106, respectively, resulting in a net payable of $3,367.

7. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1|M/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2004, the Fund had no borrowings under this agreement.

Pioneer International Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer International Value Fund:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer International Value Fund (the "Fund") as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report, dated January 10, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.



[GRAPHIC]
[ERNST + YOUNG LLP LOGO]


Boston, Massachusetts
January 7, 2005

Pioneer International Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 73 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's website at http://www.sec.gov.

Pioneer International Value Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Term of Office and   Principal Occupation During           Other Directorships Held
Name and Age              With the Fund          Length of Service    Past Five Years                       by this Trustee
John F. Cogan, Jr. (78)*  Chairman of the        Since 1999.          Deputy Chairman and a Director of     Director of Harbor
                          Board,                 Serves until         Pioneer Global Asset Management       Global Company, Ltd.
                          Trustee and President  retirement or        S.p.A. ("PGAM"); Non-Executive
                                                 removal              Chairman and a Director of Pioneer
                                                                      Investment Management USA Inc.
                                                                      ("PIM-USA"); Chairman and a Director
                                                                      of Pioneer; Director of Pioneer
                                                                      Alternative Investment Management
                                                                      Limited (Dublin); President and a
                                                                      Director of Pioneer Alternative
                                                                      Investment Management (Bermuda)
                                                                      Limited and affiliated funds;
                                                                      President and Director of Pioneer
                                                                      Funds Distributor, Inc. ("PFD");
                                                                      President of all of the Pioneer
                                                                      Funds; and Of Counsel (since 2000,
                                                                      partner prior to 2000), Wilmer
                                                                      Cutler Pickering Hale and Dorr LLP
                                                                      (counsel to PIM-USA and the Pioneer
                                                                      Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of
Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Osbert M. Hood (52)**     Trustee and            Since June, 2003.    President and Chief Executive         None
                          Executive Vice         Serves until         Officer, PIM-USA since May 2003
                          President              retirement or        (Director since January 2001);
                                                 removal              President and Director of Pioneer
                                                                      since May 2003; Chairman and
                                                                      Director of Pioneer Investment
                                                                      Management Shareholder Services,
                                                                      Inc. ("PIMSS") since May 2003;
                                                                      Executive Vice President of all of
                                                                      the Pioneer Funds since June 2003;
                                                                      Executive Vice President and Chief
                                                                      Operating Officer of PIM-USA,
                                                                      November 2000 to May 2003; Executive
                                                                      Vice President, Chief Financial
                                                                      Officer and Treasurer, John Hancock
                                                                      Advisers, L.L.C., Boston, MA,
                                                                      November 1999 to November 2000;
                                                                      Senior Vice President and Chief
                                                                      Financial Officer, John Hancock
                                                                      Advisers, L.L.C., April 1997 to
                                                                      November 1999

**Mr. Hood is an Interested Trustee because he is an officer or director of
Pioneer and certain of its affiliates. Pioneer International Value Fund
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held  Term of Office and  Principal Occupation                 Other Directorships Held
Name, Age and Address          With the Fund   Length of Service   During Past Five Years               by this Trustee
Mary K. Bush (56)              Trustee         Since 1999.         President, Bush International        Director of Brady
3509 Woodbine Street,                          Serves until        (international financial advisory    Corporation (industrial
Chevy Chase, MD 20815                          retirement or       firm)                                identification and specialty
                                               removal                                                  coated material products
                                                                                                        manufacturer), Millennium
                                                                                                        Chemicals, Inc. (commodity
                                                                                                        chemicals), Mortgage
                                                                                                        Guaranty Insurance
                                                                                                        Corporation, and R.J.
                                                                                                        Reynolds Tobacco
                                                                                                        Holdings, Inc. (tobacco)
------------------------------------------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D. (77)+  Trustee         Since 1999.         Alexander Graham Bell Professor of   None
Boston University Healthcare                   Serves until        Health Care Entrepreneurship,
Entrepreneurship Program,                      retirement or       Boston University; Professor of
53 Bay State Road,                             removal             Management, Boston University
Boston, MA 02215                                                   School of Management; Professor of
                                                                   Public Health, Boston University
                                                                   School of Public Health; Professor
                                                                   of Surgery, Boston University
                                                                   School of Medicine; and University
                                                                   Professor, Boston University
------------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (57)      Trustee         Since 1999.         Founding Director, The Winthrop      None
1001 Sherbrooke Street West,                   Serves until        Group, Inc. (consulting firm);
Montreal, Quebec, Canada                       retirement or       Professor of Management, Faculty of
H3A 1G5                                        removal             Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------

Marguerite A. Piret (56)       Trustee         Since 1999.         President and Chief Executive        Director of New America
One Boston Place, 28th Floor,                  Serves until        Officer, Newbury, Piret & Company,   High Income Fund, Inc.
Boston, MA 02108                               retirement or       Inc. (investment banking firm)       (closed-end investment
                                               removal                                                  company)

+Retired, effective 12/31/04.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (continued)
--------------------------------------------------------------------------------

                         Positions Held  Term of Office and                                                 Other Directorships Held
Name, Age and Address    With the Fund   Length of Service   Principal Occupation During Past Five Years    by this Trustee
Stephen K. West (76)     Trustee         Since 1999.         Senior Counsel, Sullivan & Cromwell (law       Director, The Swiss
125 Broad Street,                        Serves until        firm)                                          Helvetia Fund, Inc.
New York, NY 10004                       retirement or                                                      (closed-end investment
                                         removal                                                            company) and
                                                                                                            AMVESCAP PLC
                                                                                                            (investment managers)
------------------------------------------------------------------------------------------------------------------------------------

John Winthrop (68)       Trustee         Since 1999.         President, John Winthrop & Co., Inc.           None
One North Adgers Wharf,                  Serves until        (private investment firm)
Charleston, SC 29401                     retirement or
                                         removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
FUND OFFICERS

                            Positions Held  Term of Office and    Principal Occupation                  Other Directorships Held
Name and Age                With the Fund   Length of Service     During Past Five Year                 by this Officer
Dorothy E. Bourassa (56)    Secretary       Since September,      Secretary of PIM-USA; Senior Vice     None
                                            2003. Serves at       President-Legal of Pioneer; and
                                            the discretion of     Secretary/Clerk of most of PIM-USA's
                                            board.                subsidiaries since October 2000;
                                                                  Secretary of all of the Pioneer
                                                                  Funds since September 2003
                                                                  (Assistant Secretary from November
                                                                  2000 to September 2003); and Senior
                                                                  Counsel, Assistant Vice President
                                                                  and Director of Compliance of
                                                                  PIM-USA from April 1998 through
                                                                  October 2000
------------------------------------------------------------------------------------------------------------------------------------

Christopher J. Kelley (39)  Assistant       Since September,      Assistant Vice President and Senior   None
                            Secretary       2003.                 Counsel of Pioneer since July 2002;
                                            Serves at the         Vice President and Senior Counsel of
                                            discretion of board.  BISYS Fund Services, Inc. (April
                                                                  2001 to June 2002); Senior Vice
                                                                  President and Deputy General Counsel
                                                                  of Funds Distributor, Inc. (July
                                                                  2000 to April 2001); Vice President
                                                                  and Associate General Counsel from
                                                                  July 1996 to July 2000; Assistant
                                                                  Secretary of all of the Pioneer
                                                                  Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

David C. Phelan (47)        Assistant       Since September,      Partner, William Cutler Pickering     None
                            Secretary       2003.                 Hale and Dorr LLP; Assistant
                                            Serves at the         Secretary of all of Pioneer Funds
                                            discretion of board.  since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Vincent Nave (59)           Treasurer       Since November,       Vice President-Fund Accounting,       None
                                            2000.                 Administration and Custody Services
                                            Serves at the         of Pioneer (Manager from September
                                            discretion of board.  1996 to February 1999); and
                                                                  Treasurer of all of the Pioneer
                                                                  Funds (Assistant Treasurer from June
                                                                  1999 to November 2000)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pioneer International Value Fund
--------------------------------------------------------------------------------

                             Positions Held  Term of Office and    Principal Occupation                 Other Directorships Held
Name and Age                 With the Fund   Length of Service     During Past Five Years               by this Officer
Mark E. Bradley (45)         Assistant       Since November        Deputy Treasurer of Pioneer since    None
                             Treasurer       2004.                 2004; Treasurer and Senior Vice
                                             Serves at the         President, CDC IXIS Asset
                                             discretion of the     Management Services from 2002 to
                                             board.                2003; Assistant Treasurer and Vice
                                                                   President, MFS Investment
                                                                   Management from 1997 to 2002; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------

Luis I. Presutti (39)        Assistant       Since November,       Assistant Vice President-Fund        None
                             Treasurer       2000.                 Accounting, Administration and
                                             Serves at the         Custody Services of Pioneer (Fund
                                             discretion of board.  Accounting Manager from 1994 to
                                                                   1999); and Assistant Treasurer of
                                                                   all of the Pioneer Funds since
                                                                   November 2000
------------------------------------------------------------------------------------------------------------------------------------

Gary Sullivan (46)           Assistant       Since May, 2002.      Fund Accounting Manager-Fund         None
                             Treasurer       Serves at the         Accounting, Administration and
                                             discretion of board.  Custody Services of Pioneer; and
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------

Katherine Kim Sullivan (30)  Assistant       Since September,      Fund Administration Manager-Fund     None
                             Treasurer       2003.                 Accounting, Administration and
                                             Serves at the         Custody Services since June 2003;
                                             discretion of board.  Assistant Vice President-Mutual
                                                                   Fund Operations of State Street
                                                                   Corporation from June 2002 to June
                                                                   2003 (formerly Deutsche Bank Asset
                                                                   Management); Pioneer Fund
                                                                   Accounting, Administration and
                                                                   Custody Services (Fund Accounting
                                                                   Services Manager from August 1999
                                                                   to May 2002, Fund Accounting
                                                                   Supervisor from 1997 to July 1999);
                                                                   Assistant Treasurer of all of the
                                                                   Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer International Value Fund
--------------------------------------------------------------------------------
FUND OFFICERS (continued)
--------------------------------------------------------------------------------

                      Positions Held    Term of Office and                                                  Other Directorships Held
Name and Age          With the Fund     Length of Service    Principal Occupation During Past Five Years    by this Officer
Martin J. Wolin (37)  Chief Compliance  Since October 2004.  Chief Compliance Officer of Pioneer (Director  None
                      Officer           Serves at the        of Compliance and Senior Counsel from
                                        discretion of the    November 2000 to September 2004); Vice
                                        board.               President and Associate General Counsel of
                                                             UAM Fund Services, Inc. (mutual fund
                                                             administration company) from February 1998 to
                                                             November 2000; and Chief Compliance Officer
                                                             of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

Please consider a fund's investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your advisor, call 1-800-225-6292 or visit our web site at www.pioneerfunds.com.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Equity Opportunity Fund
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Oak Ridge Large Cap
   Growth Fund
Pioneer Oak Ridge Small Cap
   Growth Fund
Pioneer Papp America-Pacific
   Rim Fund
Pioneer Papp Small and Mid Cap
   Growth Fund
Pioneer Papp Stock Fund
Pioneer Papp Strategic
   Growth Fund
Pioneer Real Estate Shares
Pioneer Research Fund*
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

Asset Allocation
Pioneer Ibbotson Moderate
   Allocation Fund
Pioneer Ibbotson Growth
   Allocation Fund
Pioneer Ibbotson Aggressive
   Allocation Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Global High Yield Fund
Pioneer High Yield Fund
Pioneer Short Term Income Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund

Money Market
Pioneer Cash Reserves Fund**

* Name change effective December 11, 2003. Formerly known as Pioneer Core Equity Fund.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit
   Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFoneSM
This is our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your account number, fund number and our personal identification number
(PIN) in hand. If this is your first time using FactFone, you will need to establish a PIN.

Visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

90-Day Reinstatement Privilege (for Class A and Class B Shares) Enables you to reinvest all or a portion of the money you redeemed from your Pioneer account - without paying a sales charge - within 90 days from your redemption. Upon your request, the shares will be reinvested into your choice of any Class A fund with the same registration as the originating account. Please note that you will need to meet fund minimum requirements.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. With this feature, Pioneer will automatically draft a predetermined dollar amount, specified by you, from your bank account and purchase shares into your investments to grow using the dollar-cost averaging approach.

The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Payroll Investment Program (PIP)
This service enables you to fund your Pioneer investment directly through a payroll deduction. After completing Pioneer's authorization form, your employer will deduct a predetermined dollar amount from your paycheck to be invested at Pioneer. When you invest through payroll, you're putting yourself at the top of the list of those you pay. Many people find that "paying yourself first" is the most sensible way to build a nest egg.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just choose the amounts and dates for Pioneer to sell shares from your original fund and use the proceeds to buy shares of the other funds you have chosen. To establish this service, simply complete a Pioneer Account Options form. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
This service allows you to establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to a designated address or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. Simply complete a Pioneer Account Options form to begin this service.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 800-225-62952 or visit www.pioneerfunds.com.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000, or $3,500 if age 50 or older, annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000, or $3,500 if age 50 or older, a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $13,000 per year, or $16,000 if age 50 or older. In addition, each year the business may contribute up to 25% of pay.

Uni-DB Plan
A full service defined benefit plan for small business owners over age 45 with up to five employees. Employer contributions are required. The plan allows for the maximum deductible contribution up to $165,000 or more.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $13,000, or $16,000 if age 50 or older, per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

o Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Withdrawals of earnings or other taxable amounts are subject to income tax and, if made prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

Investing in mutual funds involves significant risks, for complete information on the specific risks associated with each fund, please see the appropriate fund's prospectus.

Please consider a fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about a fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, contact your adviser, call 800-225-6292 or visit www.pioneerfunds.com.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


     Call us for:


     Account Information, including existing accounts,
     new accounts, prospectuses, applications
     and service forms                                          1-800-225-6292


     FactFoneSM for automated fund yields, prices,
     account information and transactions                       1-800-225-4321


     Retirement plans information                               1-800-622-0176


     Telecommunications Device for the Deaf (TDD)               1-800-225-1997


     Write to us:


     PIMSS, Inc.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014


     Our toll-free fax                                          1-800-225-4240


     Our internet e-mail address                          ask.pioneer@piog.com
     (for general questions about Pioneer only)


     Visit our web site:                                  www.pioneerfunds.com


 Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund and should be read carefully before you invest or send money. To obtain a prospectus and for other information on any Pioneer fund, call 1-800-225-6292 or visit our website www.pioneerfunds.com.

 The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $47,600 in 2004 and approximately $39,350 in 2003.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Fees for the Funds audit-related service, which was for a review of the semi annual financial statements, totaled approximately $10,000 in 2003. There were no audit-related services in 2004.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, including tax returns and tax advisory services, totaled approximately
$12,000 in 2004 and approximately $8,100 in 2003.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended November 30, 2004 and 2003.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognizes the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognizes that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Funds
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Funds auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Funds auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Funds
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Funds auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Funds independent auditor, Ernst & Young
LLP ("E&Y"), recently has advised the Securities and Exchange Commission, the Public Company
Accounting Oversight Board, and the Audit
Committee of the Funds Board of Trustees that certain non-audit work performed by E&Y's China affiliate has raised questions regarding E&Y's independence with respect to its performance of audit services for the Fund. In July 2004, E&Y became aware that member firms in China ("E&Y
China") provided certain tax services to offices of UniCredito Italiano, S.p.A. ("UCI"), a member of the Funds Investment Company Complex. The services included receipt and disbursement of monies transferred to E&Y China by UCI in payment of individual expatriate income taxes due on returns prepared by E&Y China for certain UCI employees located in China from October 1998 to May 2003. E&Y became auditors of the Fund in May 2002. These expatriate tax services were discontinued in May 2003. The fees received by E&Y China for all such services totaled $3,685.

The Funds Audit Committee and E&Y have
discussed the matter, including the nature of the services provided, the personnel involved in providing the services and the fees received by E&Y for performing the services. The Committee continues to review the facts and circumstances surrounding the matter, including the issue of whether the monies transferred for employees' taxes were de facto monies due the employees for tax payments rather than monies belonging to UCI.
E&Y has informed the Audit Committee that based on its internal reviews and the de minimis nature of the services provided and fees received, it does not believe its independence with respect to the Fund has been impaired.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$287,200 in 2004 and $148,400 in 2003. These fees
include services provided prior to May 6, 2003, the effective date of the pre-approval process

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Funds audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the year ended November 30, 2004, $100,200 was billed to Affiliates in Dublin for organizational assistance and internal audit related services. For the fiscal year ended November 30, 2003, there were no services provided to an affiliate that required the Funds audit committee pre-approval.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  January 25, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 25, 2004


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date January 25, 2004

* Print the name and title of each signing officer under his or her signature.